SCUDDER
                                                                     INVESTMENTS






--------------------------------------------------------------------------------
EQUITY/DOMESTIC
--------------------------------------------------------------------------------



Scudder Growth and
Income Fund


Semiannual Report
March 31, 2001


The fund seeks long-term growth of capital, current income, and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds.

Contents
--------------------------------------------------------------------------------




                       4   Letter from the Fund's President


                       6   Performance Update


                       8   Portfolio Summary


                      10   Portfolio Management Discussion


                      16   Glossary of Investment Terms


                      17   Investment Portfolio


                      22   Financial Statements


                      26   Financial Highlights


                      28   Notes to Financial Statements


                      37   Officers and Trustees


                      38   Account Management Resources

Scudder Growth and Income Fund
--------------------------------------------------------------------------------

Class AARP                        ticker symbol ACDGX           fund number 164
Class S                           ticker symbol SCDGX           fund number 064
--------------------------------------------------------------------------------


Date of              o   Scudder Growth and Income Fund's Class S shares fell
Inception:               amid the difficult market environment of the past six
5/31/29                  months, but the fund outperformed its benchmark -- the
                         S&P 500 Index -- and beat 81% of the 613 funds in the
Total Net                Lipper Large Cap Core Funds category.^1
Assets as of
3/31/01 --           o   Believing that the investment environment will improve
                         over the remainder of the year, management is gradually
Class AARP:              positioning the portfolio to benefit accordingly.
$4.1 billion

Class S:
$4.3 billion



^1 Class S shares ranked 112, 65, 357, 197, and 49 for the 1-, 5-, and 10-year periods as of March 31, 2001. There were 613, 580, 383, 223, and 78 funds, respectively, in Lipper's Large Cap Core funds category. Performance includes reinvestment and capital gains and is no guarantee of future results.

   Source: Lipper, Inc. as of March 31, 2001.

Letter from the Fund's President
--------------------------------------------------------------------------------


Dear Shareholders,

The past half year has been challenging for investors in stocks and stock mutual funds. Not only have the markets fallen precipitously, but volatility has been exceptionally high and the flow of negative news has been relentless. It is always hard to watch the value of your investment decline, but it may be particularly difficult following an extended period in the late 90s when the stock market seemingly traveled in only one direction: up.

Scudder Growth and Income Fund has not been immune to this environment, as the Class S shares have posted a return of -15.37% over the past six months. However, we believe that the fund remains a compelling option for investors who wish to generate long-term growth, maintain portfolio diversification, and have a measure of downside protection in volatile markets. Since taking over in October 1999, the fund's management team has employed a disciplined, three-step investment process that is designed to help the fund consistently outperform both the unmanaged S&P 500 Index and other mutual funds with a similar investment mandate. This approach, which seeks to find reasonably valued stocks with strong fundamentals, has helped the fund withstand the difficult investment environment of the past year. According to Lipper, Inc., the fund has beaten 81% of the 613 funds in the Large Cap Core Funds category during this time. We believe that the fund's strong relative performance in a falling market underscores the effectiveness of its investment style.

Looking ahead, it seems likely that market volatility will continue. Investors appear unsure as to the direction of the economy, interest rates, and corporate earnings, and this uncertainty is being reflected in large daily moves in the major stock indices. While it can be very difficult to maintain a long-term perspective when the market is experiencing such large swings, we encourage investors to remain focused on the long-term growth potential of stocks. It is precisely at the most nerve-wracking moments when staying calm and remaining focused on your long-term goals can be of the greatest value to you as an investor.

Thank you for your continued investment in Scudder Growth and Income Fund. If you have any questions regarding the fund or your account, visit us on the Web. You can also speak with one of our representatives by calling us toll-free.


Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President
Scudder Growth and Income Fund




--------------------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------

                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

BAR CHART DATA:

                 Scudder Growth and
                Income Fund -- Class S        S&P 500 Index*
       1991             10000                     10000
       1992             11582                     11106
       1993             13411                     12800
       1994             14179                     12988
       1995             16003                     15008
       1996             20937                     19825
       1997             24847                     23754
       1998             35499                     35161
       1999             33261                     41652
       2000             35860                     49131
       2001             30646                     38484



                          Yearly periods ended March 31



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                              Total Return

                               Growth of                               Average
Period ended 3/31/2001         $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Growth and Income Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   8,546              -14.54%          -14.54%
--------------------------------------------------------------------------------
5 year                         $  14,637               46.37%            7.92%
--------------------------------------------------------------------------------
10 year                        $  30,646              206.46%           11.85%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $   7,833              -21.67%          -21.67%
--------------------------------------------------------------------------------
5 year                         $  19,412               94.12%           14.18%
--------------------------------------------------------------------------------
10 year                        $  38,484              284.84%           14.41%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                          Yearly periods ended March 31


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                 1992   1993   1994  1995   1996   1997   1998   1999   2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)      15.82  15.79   5.73 12.86  30.83  18.68  42.87  -6.30   7.81 -14.54
------------------------------------------------------------------------------------
Index Total
Return (%)      11.06  15.25   1.47 15.55  32.10  19.82  48.02  18.46  17.96 -21.67
------------------------------------------------------------------------------------
Net Asset
Value ($)       15.76  17.08  16.60 17.20  21.41  23.58  30.48  26.03  26.81  21.37
------------------------------------------------------------------------------------
Income
Dividends ($)     .55    .53    .45   .51    .56    .57    .72    .61    .41    .18
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  --    .54   1.04   .84    .53   1.18   2.09   1.92    .82   1.56
------------------------------------------------------------------------------------

* The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   On August 14, 2000, Scudder Shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2001




--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:
                                                        At all times, management
                                                        seeks to remain as close
                                                            to fully invested in
                                                           equities as possible.

    Common Stocks               99%

    Cash Equivalents             1%
------------------------------------
                               100%
------------------------------------



--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(excludes 1% Cash Equivalents)

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:
                                                        The fund was hurt by the
                                                              performance of its
                                                          holdings in technology
                                                           stocks, but benefited
                                                            from its underweight
                                                         position in the sector.

    Financial                   19%

    Technology                  14%

    Health                      14%

    Communications               8%

    Energy                       8%

    Consumer Staples             7%

    Consumer Discretionary       6%

    Manufacturing                6%

    Service Industries           5%

    Other                       13%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(25% of Portfolio)                                             Fund holdings are
                                                                selected using a
                                                         disciplined, three-step
                                                             investment process.
  1. General Electric Co.
     Producer of electrical equipment

  2. Citigroup, Inc.
     Provider of financial services

  3. Exxon Mobil Corp.
     Provider of oil

  4. Wal-Mart Stores, Inc.
     Operator of discount stores

  5. Microsoft Corp.
     Developer of computer software

  6. American Home Products Corp.
     Manufacturer of pharmaceuticals

  7. Washington Mutual, Inc.
     Provider of financial services

  8. Baxter International, Inc.
     Manufacturer and distributor of hospital and laboratory products

  9. American International Group, Inc.
     Provider of insurance services

 10. Bank of America Corp.
     Provider of banking services


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001

In the following interview, portfolio managers Kathleen T. Millard and Gregory
S. Adams discuss Scudder Growth and Income Fund's strategy and the market environment during the six-month period ended March 31, 2001.

               Q: The past six months has been a tumultuous period for the stock market, and one that has been very difficult for investors. What's your take on recent events?

               A: The most important factor influencing the stock market has been the slowdown in the U.S. economy and the concurrent decline in corporate earnings. After several years of strong growth, the economy took a turn for the worse in late 2000 following a series of interest rate increases by the U.S. Federal Reserve. Corporations, which had been investing in new assets at a rapid pace when the economy was doing well, made significant cutbacks in their spending. This hurt the earnings of companies that provide technology to corporate America, and in turn, took a toll on their suppliers as well. With earnings in free fall -- and no "visibility" as to when conditions might improve -- investors were no longer willing to pay high valuations for stocks.

               The reversal in the powerful earnings trends of the late 1990s caused a sell off in growth stocks -- particularly richly-valued technology shares -- and sparked a rotation into companies with strong fundamentals and attractive valuations. This benefited stocks in the traditional "value" sectors, which posted strong relative performance throughout much of the reporting period. By March, however, even value stocks weakened as market participants began to fear that the slowdown in the economy would be deeper and more protracted than many had expected. In addition, concerns were growing that the Federal Reserve was not being aggressive enough in cutting short-term interest rates to ward off a potential recession. By March 31, the S&P 500 Index (the fund's unmanaged benchmark) had declined 18.75% over the six-month reporting period, while the Nasdaq had lost 49.9%.

--------------------------------------------------------------------------------


               Q: How did the fund withstand this turbulent environment?

               A: The fund's Class S shares posted a negative performance in the period -- losing 15.37% -- but we fulfilled our objective of beating the S&P 500. We understand that shareholders may be distressed by a negative absolute return, but we are encouraged by the fund's relative performance against its benchmark since we began managing it in October 1999. At the time, we broadened the fund's investment universe by adding additional measures to its selection criteria, allowing us to take advantage of opportunities in a wider range of companies and sectors. (Further information on our investment process can be found in the accompanying box.)

               Although past performance is no guarantee of future results, of course, the value of this approach has been demonstrated by the fund's recent performance in relation to its peers. In the six-month reporting period, Scudder Growth and Income Fund outperformed 81% of the funds in the Lipper Large Cap Core Funds category. Over the one-year period ended on the same date, it outperformed 88% of the funds in the category. While the fund's three- and five-year results are not as impressive, we believe that over time, they will begin to reflect the improvements we have made to the fund's investment process.

               Q: Has the fund's weighting in technology affected performance, and what is your strategy in regard to this sector?

               A: The fund is underweight in technology stocks compared to its benchmark, and this was a key factor in our outperformance. In terms of absolute performance, however, our position in techs detracted since so many companies in the sector posted large declines during the past six months. Holdings that performed particularly poorly were Cisco Systems, Corning, and Oracle. Investor sentiment toward the tech sector is still negative, but we are beginning to find attractive opportunities in the sector.

--------------------------------------------------------------------------------


               As many stocks have moved into the "buy" zone of our model, we have been selectively adding to positions in companies we like, such as Adobe, PeopleSoft, and Scientific-Atlanta. The fund's weighting in tech is now modestly underweight relative to the S&P 500, compared to a significant underweight in the latter part of 2000.

               Q: Financial stocks also make up a significant portion of the portfolio. How is the fund positioned within that group?

               A: Performance was hurt somewhat by our overweight position in financials. While fund holdings included winners such as Washington Mutual, Fannie Mae, and Allstate, our positions in brokers and insurers generally fell, as did our holdings in Citigroup and American Express.

               From a strategic standpoint, we have been rotating away from insurance companies and into banks. We were underweight banks during 2000 because we were concerned about the credit outlook, i.e., the quality of loan portfolios within the banking sector. We now believe that the credit picture is improving, however, and we are encouraged that the Federal Reserve is making aggressive cuts to short-term interest rates. As a result, we possess renewed optimism regarding many stocks in the banking sector.

               Q: What other factors helped and hurt performance?

               A: The fund was helped by its overweight position in basic materials and consumer cyclical stocks (see glossary), as well as strong stock selection in the energy and communications services areas. Another key positive was excellent stock selection within the health care sector, where our holdings outperformed the health care component of the S&P 500 by a wide margin. Strong performers include top fund holdings such as American Home Products, Merck, and Baxter International. On the negative side, stock selection within consumer staples and an underweighting in utilities stocks detracted from performance.

--------------------------------------------------------------------------------

                     Q:  What is your outlook for the stock market from here?

                     A: We expect that the extraordinary volatility of the past year is likely to continue in the immediate future, creating more uncertainty for investors. However, we are optimistic on the market's longer-term outlook for three reasons:

                     o First, the valuation picture has grown increasingly attractive. Throughout the late 90s, many companies with attractive valuations also had poor fundamentals, meaning that there were fewer attractive options for value-oriented investors. But at present, we are finding a wealth of fundamentally sound companies on the "bargain table," presenting what we believe to be an exciting opportunity.

                     o Second, the Federal Reserve is being aggressive in cutting short-term interest rates. While the Fed's stance had not yet translated into improved market performance through the end of the reporting period, we feel that it will provide a positive backdrop for the markets in the months ahead.

                     o Third, we hold a favorable long-term outlook for the U.S. economy. While growth is unlikely to rebound immediately, we feel that prospects for the next 2-3 years are much more positive. We believe that the stock market, at its current level, presents an opportunity to take advantage of the stronger economic environment we see emerging in the years ahead.

                     Q:  How does your overall strategy reflect this outlook?

                     A: Our basic strategy is always the same. We focus on fundamentals, valuation, and risk management, and always strive to stay true to our disciplined, three-step investment process. That said, we have maintained a relatively defensive approach (i.e., one that is geared for a volatile, downward-trending market). However, we have been increasingly vigilant in searching for opportunities to take advantage of the positive trends we mentioned above by gradually adding to the fund's position in more aggressive sectors such as technology. Given our focus on

--------------------------------------------------------------------------------


                     companies with attractive valuations, sustainable brand franchises, and strong balance sheets, we feel that the time is right to begin taking advantage of the substantial correction that the market has experienced over the last six months.


--------------------------------------------------------------------------------

                             Stock Selection Process


     In searching for undervalued stocks, we employ a three-step investment process.

     1) Valuation Assessment: To uncover inexpensive stocks, we screen the largest 1000 companies in the market using a number of measures related to valuation and earnings. Stocks are ranked into 5 groups of equal size -- or "quintiles" -- using these factors. Those in the upper quintiles - i.e., the most attractive on a valuation basis -- are those that we are more likely to buy (providing that they possess attractive fundamentals), while those in the lower quintiles -- the least attractive -- are those we are more likely to sell.

     2) Fundamental Analysis: Next, our team of research analysts helps us determine which companies have the best upside potential. This helps us narrow the list of potential purchase candidates. From this perspective, we focus on the management strategy, balance sheet, and earnings trends of the companies we are considering adding to the fund.

     3) Risk Management: Last, we try to assess two kinds of risk: company-specific risk and portfolio risk. Company-specific risk, or the chance that a company's stock will fall due to factors related only to that company, is managed through our focus on valuation and fundamentals, and by limiting the sizes of our individual stock positions. On the portfolio level, risk is managed in three ways: by maintaining adequate diversification across industry sectors; by striving to ensure that the portfolio has more attractive value characteristics than the fund's benchmark (the S&P 500); and by closely monitoring the reasons why the portfolio's return differed from that of the benchmark.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    Three-Step Investment Process
--------------------------------------------------------------------------------

    Valuation                   Fundamental Research     Risk Management
--------------------------------------------------------------------------------
    Criteria                    Analyst ratings are      Company-Specific Risk
    --------                    used to narrow the       ---------------------
    Quantitative model          list. Our focus is on    Valuation,
    screens stocks for          the company's            fundamentals, and
    attractive valuations.      management, financial    position sizes.
                                strength, and earnings
                                trends.                  Portfolio Risk
    Rank Stocks by Quintile                              --------------
    -----------------------                              Diversification, value
      o  Top 2:      Buy                                 tilt versus benchmark,
      o  Middle 2:   Hold                                monitor performance
      o  Lowest:     Sell                                deviation from S&P 500.

--------------------------------------------------------------------------------

Glossary of Investment Terms
--------------------------------------------------------------------------------


     Basic Materials  Companies that produce the raw materials used in creating finished products. Mining, paper, and chemical companies are examples of those that are generally included in this category.

            Consumer  Companies that make products that are primarily
           Cyclicals  bought by consumers, but which are not staples such as food or beverages. For example: automakers, retailers, and hotel operators fall in this category. Since "consumer cyclical" companies tend to make products that are non-necessities, they tend to be more sensitive to economic fluctuations.

            Consumer  Companies that make products purchased by consumers on a
             Staples regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

         Fundamental  Analysis of companies based on the projected impact of
            Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.




(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, myScudder.com.

Investment Portfolio                            as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Principal
                                                                      Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
-----------------------------------------------------------------------------------------------
 State Street Bank and Trust Co., 5.23%, to be repurchased                          -----------
    at $104,865,684 on 4/2/2001** (Cost $104,820,000) .............   104,820,000   104,820,000
                                                                                    -----------



                                                                          Shares
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Common Stocks 98.8%
-----------------------------------------------------------------------------------------------
 Consumer Discretionary 5.7%
 Department & Chain Stores
 Home Depot, Inc. .................................................     3,385,600   145,919,360
 May Department Stores Co. ........................................     2,972,600   105,467,848
 Wal-Mart Stores, Inc. ............................................     4,566,500   230,608,250
                                                                                    -----------
                                                                                    481,995,458
                                                                                    -----------
 Consumer Staples 6.5%
 Alcohol & Tobacco 1.5%
 Anheuser-Busch Companies, Inc. ...................................     2,685,500   123,345,015
                                                                                    -----------

Food & Beverage 2.8%
 PepsiCo, Inc. ....................................................     2,420,600   106,385,370
 Unilever NV (New York shares) ....................................     2,455,300   129,246,992
                                                                                    -----------
                                                                                    235,632,362
                                                                                    -----------
 Package Goods/Cosmetics 2.2%
 Avon Products, Inc. ..............................................     2,111,200    84,426,888
 Procter & Gamble Co. .............................................     1,635,500   102,382,300
                                                                                    -----------
                                                                                    186,809,188
                                                                                    -----------
 Health 14.1%
 Biotechnology 1.1%
 Genzyme Corporation (General Division)* ..........................     1,050,300    94,873,599
                                                                                    -----------
Medical Supply & Specialty 2.7%
 Baxter International, Inc. .......................................     1,920,500   180,795,870
 Biomet, Inc.* ....................................................     1,077,500    42,443,398
                                                                                    -----------
                                                                                    223,239,268
                                                                                    -----------
 Pharmaceuticals 10.3%
 American Home Products Corp. .....................................     3,580,600   210,360,250
 Bristol-Myers Squibb Co. .........................................     2,155,500   128,036,700
 Eli Lilly & Co. ..................................................     1,924,800   147,555,168




    The accompanying notes are an integral part of the financial statements.



                                       17

-----------------------------------------------------------------------------------------------


                                                                        Shares        Value ($)
-----------------------------------------------------------------------------------------------
 Johnson & Johnson, Inc. ..........................................     1,162,300   101,666,381
 Merck & Co., Inc. ................................................     1,849,700   140,392,230
 Pfizer, Inc. .....................................................     3,373,600   138,148,920
                                                                                    -----------
                                                                                    866,159,649
                                                                                    -----------
 Communications 8.1%
 Cellular Telephone 1.0%
 Nokia Oyj (ADR) ..................................................     3,459,000    83,016,000
                                                                                    -----------
 Telephone/Communications 7.1%
 AT&T Wireless Group* .............................................     4,236,300    81,252,234
 BellSouth Corp. ..................................................     3,366,200   137,744,904
 SBC Communications, Inc. .........................................     2,726,329   121,676,063
 Sprint Corp. .....................................................     4,912,300   108,021,477
 Verizon Communications, Inc. .....................................     3,027,204   149,241,157
                                                                                    -----------
                                                                                    597,935,835
                                                                                    -----------
 Financial 18.9%
 Banks 10.0%
 Bank One Corp. ...................................................     3,291,000   119,068,380
 Bank of America Corp. ............................................     2,896,900   158,605,275
 Citigroup, Inc. ..................................................     5,632,333   253,342,338
 FleetBoston Financial Corp. ......................................     3,031,400   114,435,350
 Mellon Financial Corp. ...........................................     3,200,700   129,692,364
 Wachovia Corp. ...................................................     1,119,800    67,467,950
                                                                                    -----------
                                                                                    842,611,657
                                                                                    -----------
 Insurance 4.4%
 Allstate Corp. ...................................................     2,699,400   113,212,836
 American International Group, Inc. ...............................     2,165,900   174,354,950
 Marsh & McLennan Companies, Inc. .................................       860,500    81,773,315
                                                                                    -----------
                                                                                    369,341,101
                                                                                    -----------
 Consumer Finance 0.8%
 American Express Co. .............................................     1,647,900    68,058,270
                                                                                    -----------

 Other Financial Companies 3.7%
 Federal National Mortgage Association ............................     1,578,900   125,680,440
 Washington Mutual, Inc. ..........................................     3,322,400   181,901,400
                                                                                    -----------
                                                                                    307,581,840
                                                                                    -----------
 Media 4.4%
 Advertising 1.2%
 Interpublic Group of Companies, Inc. .............................     2,954,300   101,480,205
                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.


                                       18

-----------------------------------------------------------------------------------------------


                                                                        Shares      Value ($)
-----------------------------------------------------------------------------------------------
 Broadcasting & Entertainment 1.4%
 Walt Disney Co. ..................................................     3,964,700   113,390,420
                                                                                    -----------

 Cable Television 1.8%
 Comcast Corp. "A"* ...............................................     3,593,100   150,685,631
                                                                                    -----------

 Service Industries 4.9%
 Environmental Services 1.2%
 Waste Management, Inc. ...........................................     4,241,200   104,757,640
                                                                                    -----------

 Investment 2.3%
 Lehman Brothers Holdings, Inc. ...................................     1,157,100    72,550,170
 Morgan Stanley Dean Witter & Co. .................................     2,303,400   123,231,900
                                                                                    -----------
                                                                                    195,782,070
                                                                                    -----------
 Printing/Publishing 1.4%
 McGraw-Hill, Inc. ................................................     1,915,000   114,229,750
                                                                                    -----------

 Durables 6.4%
 Aerospace 1.1%
 Boeing Co. .......................................................     1,727,800    96,255,738
                                                                                    -----------

 Automobiles 1.6%
 Ford Motor Co. ...................................................     4,729,486   132,993,146
                                                                                    -----------

 Construction/Agricultural Equipment 0.9%
 Deere & Co. ......................................................     2,071,700    75,285,578
                                                                                    -----------

 Telecommunications Equipment 2.8%
 Cisco Systems, Inc.* .............................................     6,875,900   108,725,169
 Corning, Inc. ....................................................     3,011,250    62,302,763
 Scientific-Atlanta, Inc. .........................................     1,576,200    65,554,158
                                                                                    -----------
                                                                                    236,582,090
                                                                                    -----------
 Manufacturing 5.6%
 Chemicals 1.2%
 Dow Chemical Co. .................................................     3,080,000    97,235,600
                                                                                    -----------

 Containers & Paper 1.4%
 International Paper Co. ..........................................     3,358,400   121,171,072
                                                                                    -----------





                                       19


-----------------------------------------------------------------------------------------------


                                                                         Shares     Value ($)
-----------------------------------------------------------------------------------------------
 Diversified Manufacturing 3.0%
 General Electric Co. .............................................     6,067,700   253,993,922
                                                                                    -----------

 Technology 12.6%
 Computer Software 5.3%
 Adobe Systems, Inc. ..............................................     2,060,100    72,041,697
 Intuit, Inc.* ....................................................       641,400    17,798,850
 Microsoft Corp.* .................................................     4,043,000   221,101,563
 Oracle Corp.* ....................................................     4,389,200    65,750,216
 PeopleSoft, Inc.* ................................................     3,027,000    70,945,313
                                                                                    -----------
                                                                                    447,637,639
                                                                                    -----------
 Electronic Data Processing 2.8%
 Compaq Computer Corp. ............................................     5,368,100    97,699,420
 Hewlett-Packard Co. ..............................................     2,796,100    87,434,047
 International Business Machines Corp. ............................       507,600    48,820,968
                                                                                    -----------
                                                                                    233,954,435
                                                                                    -----------
 Semiconductors 4.5%
 Applied Materials, Inc.* .........................................     3,102,000   134,937,000
 Atmel Corp.* .....................................................     5,297,300    51,979,756
 Intel Corp. ......................................................     5,180,950   136,323,747
 Texas Instruments, Inc. ..........................................     1,878,000    58,180,440
                                                                                    -----------
                                                                                    381,420,943
                                                                                    -----------
 Energy 7.6%
 Oil & Gas Production 1.3%
 Burlington Resources, Inc. .......................................     2,352,400   105,269,900
                                                                                    -----------
 Oil Companies 6.3%
 Chevron Corp. ....................................................     1,295,700   113,762,460
 Exxon Mobil Corp. ................................................     2,953,020   239,194,620
 Royal Dutch Petroleum Co. (New York shares)* .....................     1,885,100   104,509,944
 Total Fina ELF SA "B"* ...........................................       572,334    77,201,066
                                                                                    -----------
                                                                                    534,668,090
                                                                                    -----------
 Metals & Minerals 1.0%
 Steel & Metals
 Alcoa, Inc. ......................................................     2,392,100    85,995,995
                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                       20


-----------------------------------------------------------------------------------------------


                                                                         Shares     Value ($)
-----------------------------------------------------------------------------------------------
 Transportation 1.0%
 Railroads
 Union Pacific Corp. ..............................................     1,430,000    80,437,500
                                                                                    -----------

 Utilities 2.0%
 Electric Utilities
 Exelon Corp. .....................................................     1,669,737   109,534,747
 FPL Group, Inc. ..................................................     1,012,600    62,072,380
                                                                                    -----------
                                                                                    171,607,127
                                                                                    -----------
-----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $7,749,401,708)                                         8,315,433,733
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $7,854,221,708) (a)                    8,420,253,733
-----------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $7,863,321,980. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $556,931,753. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,276,678,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $719,746,709.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $7,854,221,708) ........................   $ 8,420,253,733
Cash .............................................................................               200
Receivable for investments sold ..................................................        25,540,643
Dividends receivable .............................................................         6,868,462
Interest receivable ..............................................................            30,456
Receivable for Fund shares sold ..................................................        20,648,482
Foreign taxes recoverable ........................................................         1,164,388
                                                                                     ---------------
Total assets .....................................................................     8,474,506,364

Liabilities
----------------------------------------------------------------------------------------------------
Payable for investments purchased ................................................         9,055,705
Dividends payable ................................................................         1,353,259
Payable for Fund shares redeemed .................................................        35,679,973
Accrued management fee ...........................................................         3,229,311
Other accrued expenses and payables ..............................................         2,164,307
                                                                                     ---------------
Total liabilities ................................................................        51,482,555
----------------------------------------------------------------------------------------------------
Net assets, at value                                                                 $ 8,423,023,809
----------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..............................................           310,050
Net unrealized appreciation (depreciation) on:
  Investments ....................................................................       566,032,025
  Foreign currency related transactions ..........................................          (115,527)
Accumulated net realized gain (loss) .............................................       394,692,787
Paid-in capital ..................................................................     7,462,104,474
----------------------------------------------------------------------------------------------------
Net assets, at value                                                                 $ 8,423,023,809
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                       22

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($4,124,066,677 /
   192,930,225 outstanding shares of beneficial interest, $.01 par value,           ----------------
   unlimited number of shares authorized).........................................   $         21.38
                                                                                    ----------------
Class S
Net Asset Value, offering and redemption price per share ($4,288,969,974 /
   200,669,764 outstanding shares of beneficial interest, $.01 par value,           ----------------
   unlimited number of shares authorized).........................................   $         21.37
                                                                                    ----------------
Class A (formerly Class R Shares)

Net Asset Value and redemption price per share ($9,624,170 / 452,503 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares        ----------------
   authorized)....................................................................   $         21.27
                                                                                    ----------------
                                                                                    ----------------
Maximum offering price per share (100 / 94.25 of $21.27) .........................   $         22.57
                                                                                    ----------------
Class B

Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($133,566 / 6,280 outstanding shares of beneficial       ----------------
   interest, $.01 par value, unlimited number of shares authorized)...............   $         21.27
                                                                                    ----------------
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($229,422 / 10,787 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares                             ----------------
   authorized)....................................................................   $         21.27
                                                                                    ----------------


    The accompanying notes are an integral part of the financial statements.


                                       23



----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Statement of Operations
----------------------------------------------------------------------------------------------------

                                                                                        Six Months
                                                                                          Ended
                                                                                         March 31,
                                                                                           2001
Investment Income                                                                       (Unaudited)
----------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $799,276) ............................   $    72,300,346
Interest .........................................................................         4,260,995
                                                                                     ---------------
Total Income .....................................................................        76,561,341
                                                                                     ---------------
Expenses:
Management fee ...................................................................        22,422,900
Administrative fee ...............................................................        14,948,591
Administrative services fees .....................................................            11,283
Distribution services fees .......................................................               317
Trustees' fees and expenses ......................................................           107,182
Other ............................................................................           316,546
                                                                                     ---------------
Total expenses ...................................................................        37,806,819
-----------------------------------------------------------------------------------------------------
Net investment income  (loss)                                                             38,754,522
-----------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
                                                                                     ---------------
Net realized gain (loss) from:
Investments ......................................................................       487,932,465
Foreign currency related transactions ............................................           327,845
                                                                                     ---------------
                                                                                         488,260,310
                                                                                     ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................................    (2,137,515,679)
Foreign currency related transactions ............................................            18,196
                                                                                     ---------------
                                                                                      (2,137,497,483)
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                            (1,649,237,173)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $(1,610,482,651)
-----------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Six Months       Nine Months
                                           Ended            Ended
                                        March 31,        September 30,      Year Ended
                                           2001              2000           December 31,
Increase (Decrease) in Net Assets       (Unaudited)         (Note A)           1999
---------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $     38,754,522    $     31,129,441    $    127,835,510
Net realized gain (loss) on
   investment transactions ......        488,260,310         526,852,291         204,568,011
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period     (2,137,497,483)       (443,434,428)         80,707,122
                                    ----------------    ----------------    ----------------

Net increase (decrease) in net
   assets resulting from
   operations ...................     (1,610,482,651)        114,547,304         413,110,643
                                    ----------------    ----------------    ----------------
Distributions to shareholders
   from:

Net investment income:
  Class AARP ....................        (18,892,073)         (6,540,406)               --
                                    ----------------    ----------------    ----------------
  Class S .......................        (21,547,309)        (24,110,895)       (134,071,528)
                                    ----------------    ----------------    ----------------
  Class A (formerly Class R
  Shares) .......................            (24,747)             (5,565)           (131,770)
                                    ----------------    ----------------    ----------------
  Class B .......................                (93)               --                  --
                                    ----------------    ----------------    ----------------
  Class C .......................               (162)               --                  --
                                    ----------------    ----------------    ----------------
Net realized gains:
  Class AARP ....................       (298,428,127)               --                  --
                                    ----------------    ----------------    ----------------
  Class S .......................       (316,124,883)        (46,198,585)       (177,492,521)
                                    ----------------    ----------------    ----------------
  Class A (formerly Class R
  Shares) .......................           (509,920)            (52,957)            (31,861)
                                    ----------------    ----------------    ----------------
Fund share transactions:
Proceeds from shares sold .......        460,060,684         625,361,381       1,519,001,419
Net assets acquired in tax-free
   reorganization ...............               --         5,468,339,280                --
Reinvestment  of distributions ..        595,060,812          71,677,113         294,028,961
Cost of shares redeemed .........     (1,560,237,038)     (1,779,851,996)     (2,725,680,063)
                                    ----------------    ----------------    ----------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................       (505,115,542)      4,385,525,778        (912,649,683)
                                    ----------------    ----------------    ----------------
Increase (decrease) in net assets     (2,771,125,507)      4,423,164,674        (811,266,720)
Net assets at beginning of period     11,194,149,316       6,770,984,642       7,582,251,362
Net assets at end of period
 (including undistributed net
 investment income of $310,050
 and $2,019,912 at March 31, 2001
 and September 30, 2000,            --------------------------------------------------------
 respectively) ..................   $  8,423,023,809    $ 11,194,149,316    $  6,770,984,642
                                    --------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                               2001(a)  2000(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                           $27.01  $27.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (c)                                .10     .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         (4.07)   (.06)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              (3.97)   (.05)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                          (.10)   (.03)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                 (1.56)      --
--------------------------------------------------------------------------------
Total distributions                                             (1.66)   (.03)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $21.38  $27.01
--------------------------------------------------------------------------------
Total Return (%)                                               (15.39)*  (.18)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          4,124   5,353
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             .75*    .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         .78*    .04**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        68*     55*
--------------------------------------------------------------------------------

(a) For the six months ended March 31, 2001 (Unaudited).

(b) For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000.

(c) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
                         2001(a)  2000(b)  1999(c)  1998(c) 1997(c)  1996(c) 1995(c)
------------------------------------------------------------------------------------
Net asset value,
beginning of period     $27.02  $26.69    $26.31  $27.33   $23.23  $20.23   $16.26
------------------------------------------------------------------------------------
Income (loss) from
investment operations:

  Net investment income
  (loss)                   .10(d)  .13(d)    .48(d)  .62(d)   .62(d)  .60(d)   .55
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions           (4.08)    .51      1.11    1.06     6.26    3.84     4.46
------------------------------------------------------------------------------------
  Total from investment
  operations             (3.98)    .64      1.59    1.68     6.88    4.44     5.01
------------------------------------------------------------------------------------
Less distributions from:

   Net investment income  (.11)   (.11)     (.51)   (.61)    (.58)   (.57)    (.56)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions(1.56)   (.20)     (.70)  (2.09)   (2.20)   (.87)    (.48)
------------------------------------------------------------------------------------
  Total distributions    (1.67)   (.31)    (1.21)  (2.70)   (2.78)  (1.44)   (1.04)
------------------------------------------------------------------------------------
Net asset value, end
of period               $21.37  $27.02    $26.69  $26.31   $27.33  $23.23   $20.23
------------------------------------------------------------------------------------
Total Return (%)        (15.37)*  2.32**    6.15    6.07    30.31   22.18    31.18
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)      4,289   5,834     6,765   7,582    6,834   4,186    3,061
------------------------------------------------------------------------------------
Ratio of expenses (%)      .75*    .86(e)*   .80     .74      .76     .78      .80
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)          .78*    .64*     1.76    2.20     2.31    2.77     3.10
------------------------------------------------------------------------------------
Portfolio turnover rate (%) 68*     55*       70      41       22      27       27
------------------------------------------------------------------------------------

(a) For the six months ended March 31, 2001 (Unaudited).

(b) For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.

(c) For the year ended December 31.

(d) Based on monthly average shares outstanding during the period.

(e) The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was .84%.

*  Annualized

** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On February 7, 2000, the Fund changed its fiscal year end for financial reporting and federal income tax purposes from December 31 to September 30.

The Fund offers multiple classes of shares. On December 29, 2000 the Fund commenced offering additional shares: Class B and Class C. In addition, on December 29, 2000, Class R Shares were redesignated as Class A. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services, administrative services fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the

--------------------------------------------------------------------------------

use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

--------------------------------------------------------------------------------


Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or subcustodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $3,180,173,528 and $4,126,784,767, respectively.

--------------------------------------------------------------------------------

C. Related Parties


Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended March 31, 2001, the fees pursuant to the Management Agreement amounted to $22,422,900, which was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S and Class A, for the period October 1, 2000 through March 31, 2001, was equal to an annualized effective rate of 0.300%, 0.300% and 0.300%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class B and Class C, for the period December 29, 2000 through March 31, 2001, was equal to an annualized effective rate of 0.375% and 0.350%, respectively, of the average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corp., also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust

--------------------------------------------------------------------------------


Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended March 31, 2001, the Administrative Fee was as follows:



                                                   Total        Unpaid at March
Administrative Fees                             Aggregated          31, 2001
--------------------------------------------------------------------------------
Class AARP............................       $    7,222,340   $      993,377
Class S...............................            7,712,874        1,049,461
Class A...............................               13,226            4,497
Class B...............................                   41               32
Class C...............................                  110               61
                                             -----------------------------------
                                             $   14,948,591   $    2,047,428
                                             -----------------------------------

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, formerly Kemper Distributors, Inc., receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through March 31, 2001, the Distribution Services Fees are as follows:

            Distribution Services Fees                Total         Unpaid at
                                                    Aggregated    March 31, 2001
----------------------------------------------- ---------------- ---------------
Class B.................................        $           82   $           59
Class C.................................                   235              102
                                                --------------------------------
                                                $          317   $          161
                                                --------------------------------

Administrative Services Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms

--------------------------------------------------------------------------------

based on assets of shareholder accounts the firms service. For the six months ended March 31, 2001, the Administrative Services Fees were as follows:
                                                                      Unpaid at
                                                         Total        March 31,
Administrative Services Fees                          Aggregated         2001
--------------------------------------------------------------------------------
Class A.........................................       $ 11,178         $  5,780
Class B.........................................             27               25
Class C.........................................             78               66
                                                       -------------------------
                                                       $ 11,283         $  5,871
                                                       -------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2001 aggregated $1,868, of which none was paid to other firms.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to March 31, 2001, there were no CDSC for Class B and Class C.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, Trustees' fees and expenses for the Trust aggregated $107,182.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions


The following tables summarize shares of beneficial interest and dollar activity in the Fund:


                         Six Months Ended                 Nine Months Ended
                          March 31, 2001                  September 30, 2000
                 --------------------------------------------------------------------

Shares sold          Shares           Dollars          Shares           Dollars
-------------------------------------------------------------------------------------
Class AARP ......     2,747,888   $   66,904,879        1,144,852   $   31,161,017*
Class S .........    15,788,075      379,295,696       22,174,110      589,203,485
Class A** .......       558,518       13,473,837          189,097        4,996,879
Class B*** ......         6,293          140,349               --               --
Class C*** ......        10,819          245,923               --               --
                                  --------------                    --------------
                                  $  460,060,684                    $  625,361,381
                                  --------------                    --------------

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------

Class AARP ......            --   $           --      201,860,288   $5,468,339,280*

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP ......    11,927,462   $  288,002,110          217,979   $    5,841,818*
Class S .........    12,693,110      306,528,055        2,441,256       65,776,773
Class A** .......        22,101          530,418            2,184           58,522
Class B*** ......             3               68               --               --
Class C*** ......             8              161               --               --
                                  --------------                    --------------
                                  $  595,060,812                    $   71,677,113
                                  --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP ......   (19,937,017)   $(481,511,509)      (5,031,227)   $(137,484,977)*
Class S .........   (43,747,625)  (1,068,910,223)     (62,123,404)  (1,638,731,382)
Class A** .......      (408,005)      (9,813,933)        (137,038)      (3,635,637)
Class B*** ......           (16)            (457)              --               --
Class C*** ......           (40)            (916)              --               --
                                  --------------                    --------------
                                 $(1,560,237,038)                  $(1,779,851,996)
                                  --------------                    --------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP ......    (5,261,667)   $(126,604,520)     198,191,892   $5,367,857,138*
Class S .........   (15,266,440)    (383,086,472)     (37,508,038)    (983,751,124)
Class A** .......       172,614        4,190,322           54,243        1,419,764
Class B*** ......         6,280          139,960               --               --
Class C*** ......        10,787          245,168               --               --
                                  --------------                    --------------
                                   $(505,115,542)                    $4,385,525,778
                                  --------------                    --------------

-------------------------------------------------------------------------------------

                                                               Year Ended
                                                            December 31, 1999
                                                    ---------------------------------

Shares sold                                              Shares          Dollars
-------------------------------------------------------------------------------------
Class S                                                 55,610,771   $1,512,658,263
Class A****                                                236,864        6,343,156
                                                                     --------------
                                                                     $1,519,001,419
                                                                     --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------

Class S                                                 11,116,741   $  293,871,537
Class A****                                                  6,011          157,424
                                                                     --------------
                                                                     $  294,028,961
                                                                     --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class S                                               (101,429,027) $(2,725,221,775)
Class A****                                                (17,229)        (458,288)
                                                                     --------------
                                                                    $(2,725,680,063)
                                                                     --------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Class S                                                (34,701,515)   $(918,691,975)
Class A****                                                225,646        6,042,292
                                                                     --------------
                                                                      $(912,649,683)
                                                                     --------------


* For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000.

**   On December 29, 2000, Class R Shares were redesignated as Class A.

*** For the period from December 29, 2000 (commencement of sales of Class B and Class C) to March 31, 2001.

**** For the period from August 2, 1999 (commencement of sales of Class A shares) to December31, 1999.


F. Acquisition of Assets

On August 11, 2000, the Fund acquired all the net assets of AARP Growth and Income Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 201,860,288 Class AARP shares of the Fund for 113,796,879 shares of AARP Growth and Income Fund outstanding on August 11, 2000. AARP Growth and Income Fund's net assets at that date ($5,468,339,280), including $1,426,425,614 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $5,959,664,313. The combined net assets of the Fund immediately following the acquisition were $11,428,003,593.

Officers and Trustees
--------------------------------------------------------------------------------




 Linda C. Coughlin*                           William F. Glavin*
   o  President and Trustee                     o  Vice President

 Henry P. Becton, Jr.                         Valerie F. Malter
   o  Trustee; President, WGBH                  o  Vice President
      Educational Foundation
                                              Kathleen T. Millard*
 Dawn-Marie Driscoll                            o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,           James E. Masur*
      Center for Business Ethics, Bentley       o  Vice President
      College
                                              Ann M. McCreary*
 Edgar R. Fiedler                               o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The                Howard S. Schneider*
      Conference Board, Inc.                    o  Vice President

 Keith R. Fox                                 Robert D. Tymoczko*
   o  Trustee; General Partner,                 o  Vice President
      The Exeter Group of Funds
                                              John Millette*
 Joan E. Spero                                  o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation              Kathryn L. Quirk*
                                                o  Vice President and
 Jean Gleason Stromberg                            Assistant Secretary
   o  Trustee; Consultant
                                              John R. Hebble*
 Jean C. Tempel                                 o  Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC                Brenda Lyons*
                                                o  Assistant Treasurer
 Steven Zaleznick
   o Trustee; President and                   Caroline Pearson*
     Chief Executive Officer,                   o  Assistant Secretary
     AARP Services, Inc.
                                              *Zurich Scudder Investments, Inc.
 Thomas V. Bruns*
   o  Vice President

 William F. Gadsden*
   o  Vice President

Account Management Resources
--------------------------------------------------------------------------------
For shareholders of Scudder funds including those in the AARP Investment Program

  Convenient ways to Automatic Investment Plan invest, quickly and A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

         Around-the- Automated Information Lines clock electronic
             account  Scudder Class S Shareholders:
         service and Call SAIL(TM)--1-800-343-2890 information,
      including some  AARP Investment Program Shareholders:
        transactions  Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders--
                      myScudder.com

                      AARP Investment Program Shareholders -- aarp.scudder.com

                      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

 Those who depend on Automatic Withdrawal Plan investment proceeds You designate the bank account, determine the schedule (as for living expenses frequently as once a month) and amount of the redemptions, can enjoy these  and Scudder does the rest.
 convenient, timely,
        and reliable  Distributions Direct
           automated Automatically deposits your fund distributions into the withdrawal programs bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

            For more  Scudder Class S Shareholders:
   information about
      these services  Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:
                      Call an AARP Investment Program representative at 1-800-253-2277

  Please address all  For Scudder Class S Shareholders:
             written
   correspondence to  Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT064301
64-6-031

AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com

SCUDDER
INVESTMENTS

A member of [LOGO] Zurich Scudder Investments

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Seeking long-term growth of capital,
current income and growth of income

SCUDDER GROWTH AND
INCOME FUND

                                  "Although the fund declined during the period,
                             we're pleased to report that it fared substantially
                                                       better than the S&P 500."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

10
INDUSTRY SECTORS

11
LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

21
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE

 SCUDDER GROWTH AND INCOME FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                    SCUDDER GROWTH &            SCUDDER GROWTH &          LIPPER LARGE-CAP CORE
SCUDDER GROWTH & INCOME FUND CLASS A               INCOME FUND CLASS B         INCOME FUND CLASS C       FUNDS CATEGORY AVERAGE*
------------------------------------               -------------------         -------------------       -----------------------
-15.48                                                   -15.81                      -15.80                      -19.54

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

*WITH INCEPTION ON 11/13/84, CLASS S SHARES CLOSED TO NEW INVESTORS ON 12/29/00, AT WHICH TIME CLASS R SHARES WERE REDESIGNATED AS CLASS A SHARES AND CLASS B AND C SHARES ALSO BECAME AVAILABLE. RETURNS FOR CLASS A SHARES FROM 8/2/99 TO 12/29/00 REFLECT CLASS R PERFORMANCE ADJUSTED FOR THE MAXIMUM SALES CHARGE. RETURNS PRIOR TO 8/2/99 FOR CLASS A SHARES, AND PRIOR TO 12/29/00 FOR CLASS B AND C SHARES, ARE DERIVED FROM CLASS S SHARE PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKING/RATINGS MIGHT HAVE BEEN LESS FAVORABLE. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

NET ASSET VALUE

                                    AS OF     AS OF
                                   3/31/01   12/29/00
 .........................................................
    SCUDDER GROWTH AND INCOME
    FUND CLASS A                   $21.27     $24.04
 .........................................................
    SCUDDER GROWTH AND INCOME
    FUND CLASS B                   $21.27     $24.04
 .........................................................
    SCUDDER GROWTH AND INCOME
    FUND CLASS C                   $21.27     $24.04
 .........................................................

 SCUDDER GROWTH AND INCOME FUND
 LIPPER RANKINGS AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP CORE FUNDS CATEGORY

                                          CLASS S
 ............................................................
    1-YEAR                            #65 of 580 funds
 ............................................................
    5-YEAR                           #197 of 223 funds
 ............................................................
    10-YEAR                           #49 of 78 funds
 ............................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                INCOME     LONG-TERM
                               DIVIDEND   CAPITAL GAIN
 ..........................................................
    SCUDDER GROWTH AND INCOME
    FUND CLASS A                $0.05        $1.56
 ..........................................................
    SCUDDER GROWTH AND INCOME
    FUND CLASS B                $0.02          n/a
 ..........................................................
    SCUDDER GROWTH AND INCOME
    FUND CLASS C                $0.02          n/a
 ..........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc. Chicago,
BOX] IL. (312) 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN ASSESSMENT OF RISK AND DO
                           NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S
                           PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM
                           VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR
                           CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT
                           STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO
                           HOLDINGS. MORNINGSTAR HAS PLACED SCUDDER GROWTH AND
                           INCOME FUND IN THE LARGE BLEND CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MILLARD PHOTO]

KATHLEEN MILLARD JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1991 AS A PORTFOLIO MANAGER, HAVING BEGUN HER INVESTMENT CAREER IN 1983. MILLARD HAS 18 YEARS OF INVESTMENT INDUSTRY EXPERIENCE AS A PORTFOLIO MANAGER SPECIALIZING IN VALUE-STYLE PORTFOLIOS AND IS A CHARTERED FINANCIAL ANALYST. MILLARD IS JOINED BY PORTFOLIO MANAGER GREGORY ADAMS, WHO JOINED THE ORGANIZATION IN 1999. ADAMS IS A CHARTERED FINANCIAL ANALYST AND HAS 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD SUPPORT THE TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


IN THE FOLLOWING INTERVIEW, PORTFOLIO MANAGERS
KATHLEEN MILLARD AND GREGORY ADAMS DISCUSS SCUDDER
GROWTH AND INCOME FUND'S STRATEGY AND THE MARKET
ENVIRONMENT DURING THE SIX-MONTH PERIOD ENDED MARCH
31, 2001.

Q     THE PAST SIX MONTHS WAS A TUMULTUOUS PERIOD FOR THE STOCK MARKET, AND ONE
THAT WAS DIFFICULT FOR INVESTORS. WHAT'S YOUR TAKE ON RECENT EVENTS?

A     The most important factor influencing the stock market has been the slowdown in the U.S. economy and the concurrent decline in corporate earnings. After several years of strong growth, the economy took a turn for the worse in late 2000 following a series of interest-rate increases by the U.S. Federal Reserve. Corporations, which had been investing in new assets at a rapid pace when the economy was doing well, made significant cutbacks in their spending. This hurt the earnings of companies that provide technology to corporate America and, in turn, took a toll on their suppliers. With earnings in decline -- and no "visibility" as to when conditions might improve -- investors were no longer willing to pay high valuations for stocks.

  The reversal in the powerful earnings trends of the late 1990s caused a sell-off in growth stocks -- particularly richly valued technology shares -- and sparked a rotation into companies with strong fundamentals and attractive valuations. This benefited stocks in the traditional "value" sectors, which posted strong relative performance throughout much of the reporting period. By March, however, even value stocks weakened as market participants began to fear that the slowdown in the economy would be deeper and more protracted than many had expected. And although the Fed had begun to cut short-term interest rates, the market feared that the cuts were not aggressive enough to ward off a potential recession. For the six months ended March 31, the Standard & Poor's 500 stock index (the fund's unmanaged benchmark) declined 18.74 percent, while the technology-heavy Nasdaq Composite plummeted 49.90 percent.

Q     HOW DID SCUDDER GROWTH AND INCOME FUND WITHSTAND THIS TURBULENT
ENVIRONMENT?

A     Although the fund declined during the period, we're pleased to report that it fared substantially better than the S&P 500. The fund's Class A shares (unadjusted for sales charges) declined 15.48 percent, ending the six-month

* WITH INCEPTION ON 11/13/84, CLASS S SHARES CLOSED TO NEW INVESTORS ON 12/29/00, AT WHICH TIME CLASS R SHARES WERE REDESIGNATED AS CLASS A SHARES AND CLASS B AND C SHARES ALSO BECAME AVAILABLE. RETURNS FOR CLASS A SHARES FROM 8/2/99 TO 12/29/00 REFLECT CLASS R PERFORMANCE ADJUSTED FOR THE MAXIMUM SALES CHARGE. RETURNS PRIOR TO 8/2/99 FOR CLASS A SHARES, AND PRIOR TO 12/29/00 FOR CLASS B AND C SHARES, ARE DERIVED FROM CLASS S SHARE PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKING/RATINGS MIGHT HAVE BEEN LESS FAVORABLE. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

                         IMPORTANT NEWS TO SHAREHOLDERS
   ON DECEMBER 29, 2000, CLASS R SHARES OF SCUDDER GROWTH AND INCOME FUND WERE CONVERTED TO CLASS A SHARES, WHILE CLASS B AND C SHARES WERE OPENED FOR INVESTMENT. THIS COMMENTARY DISCUSSES FUND PERFORMANCE AND MARKET EVENTS THAT OCCURRED OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2001.

PERFORMANCE UPDATE

period ahead of its benchmark by more than 3 percent. We never like shareholders to endure losses on their investments, but our charter with this fund is to outperform the overall market as measured by the S&P 500. Since October 1999, we have achieved our goal. We have done so by broadening the fund's investment universe, we have also added measures to our selection criteria that allow us to take advantage of opportunities in a wider range of companies and sectors.

Q     THE FUND HOLDS 17 PERCENT OF NET ASSETS IN TECHNOLOGY. HOW HAS THIS
AFFECTED PERFORMANCE, AND WHAT IS YOUR STRATEGY IN REGARD TO THIS SECTOR?

A     The fund is underweight in technology stocks compared with its benchmark, and this was a key factor in our outperformance. In terms of absolute performance, however, our position in technology detracted, since so many companies in the sector posted large declines during the six months. Holdings that performed particularly poorly were Cisco Systems, Corning and Oracle. Investor sentiment toward the tech sector is still negative, but we are beginning to find attractive opportunities there. As many stocks have moved into the "buy" zone of our model, we have been selectively adding to positions in companies we like, such as Adobe, PeopleSoft and Scientific-Atlanta. The fund's weighting in technology is now modestly underweight relative to the S&P 500, compared with a significant underweight in the latter part of 2000.

Q     FINANCIAL STOCKS ALSO MAKE UP A SIGNIFICANT PORTION OF THE PORTFOLIO. HOW
IS SCUDDER GROWTH AND INCOME FUND POSITIONED WITHIN THAT GROUP?

A     Performance was hurt somewhat by our overweight position in financials.
While fund holdings included strong performers such as Washington Mutual, Fannie Mae and Allstate, our positions in brokers and insurers struggled, as did our holdings in Citigroup and American Express.

  From a strategic standpoint, we have been rotating away from insurance companies and into banks. We were underweight in banks during 2000 because we were concerned about the credit outlook -- i.e., the quality of loan portfolios within the banking sector. We now believe that the credit picture is improving. Additionally, the Federal Reserve's recent policy in regard to cutting short-term interest rates should be positive for bank stocks, which typically benefit from a lower-interest-rate environment.

Q     WHAT OTHER FACTORS HELPED AND HURT PERFORMANCE?

A     The fund was helped by its overweight position in basic materials and consumer cyclical stocks, as well as strong stock selection in the energy and communication services areas. Another positive was the fund's health care stocks. Strong performers included top fund holdings such as American Home Products, Merck and Baxter International. On the negative side, some of our consumer staples stocks and an underweighting in utilities stocks detracted from performance.

Q     WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET FROM HERE?

A     We expect that volatility will continue in the immediate future, creating more uncertainty for investors. However, we are optimistic on the market's longer-term outlook, for three reasons:

  - First, the valuation picture has grown increasingly attractive. Throughout the late '90s, many companies with attractive valuations also had poor fundamentals, meaning that there were fewer attractive options for value-oriented investors. But at present, we are finding a wealth of fundamentally sound companies on the "bargain table," presenting what we believe to be an exciting opportunity.

  - Second, the Federal Reserve is being aggressive in cutting short-term interest rates. While the Fed's stance had not yet translated into improved market performance through the end of the reporting period, we feel that it will provide a positive backdrop for the markets in the months ahead.

  - Third, we hold a favorable long-term outlook for the U.S. economy. While growth is unlikely to rebound immediately, we feel that prospects for the next two to three years are much more positive. We believe that the stock market, at its current level, presents an opportunity to take advantage of the stronger economic environment we see emerging in the years ahead.

PERFORMANCE UPDATE

Q     HOW DOES YOUR OVERALL STRATEGY REFLECT THIS OUTLOOK?

A     Our basic strategy is always the same. We focus on fundamentals, valuation and risk management, and we always strive to stay true to our disciplined, three-step investment process. That said, we have maintained a relatively defensive approach (i.e., one that is geared for a volatile, downward-trending market). However, we have been increasingly vigilant in searching for opportunities to take advantage of the positive trends we mentioned above by gradually adding to the fund's position in more-aggressive sectors such as technology. Given our focus on companies with attractive valuations, sustainable franchises and strong balance sheets, we feel that the time is right to begin taking advantage of the substantial correction that the market has experienced over the last six months.


TERMS TO KNOW

BASIC MATERIALS Companies that produce the raw materials used in creating finished products. Mining, paper and chemical companies are examples of those that are generally included in this category.

CONSUMER CYCLICALS Companies that make products that are primarily bought by consumers but are not staples such as food or beverages. For example: automakers, retailers and hotel operators are in this category. Since these companies tend to make products that are non-necessities, they tend to be more sensitive to economic fluctuations.

CONSUMER STAPLES Companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

VALUE STOCK A company whose stock price does not fully reflect its intrinsic value, as indicated by price-to-earnings ratio, price-to-book-value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

INDUSTRY SECTORS

SCUDDER GROWTH AND INCOME FUND'S COMPOSITION BY SECTOR*
Data show the percentage of common stocks in the portfolio that each sector represented on March 31, 2001.
[BAR GRAPH]

                                                                   SCUDDER GROWTH AND INCOME FUND ON
                                                                                3/31/01
                                                                   ---------------------------------
Finance                                                                          20.9
Consumer nondurables                                                             19.8
Technology                                                                       17.4
Health care                                                                      13.8
Energy                                                                            7.8
Communication services                                                              7
Capital goods                                                                     6.4
Basic materials                                                                   3.8
Utilities                                                                         2.1
Transportation                                                                      1

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
Data show the percentage of common stocks in the portfolio that each sector of Scudder Growth And Income Fund represented on March 31, 2001, compared with the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 stock index.
[BAR GRAPH]

                                                                 SCUDDER GROWTH AND INCOME         STANDARD & POOR'S 500 STOCK
                                                                      FUND ON 3/31/01                    INDEX ON 3/31/01
                                                                 -------------------------         ---------------------------
Finance                                                                     20.9                               17.2
Consumer nondurables                                                        19.8                               21.3
Technology                                                                  17.4                               19.2
Health care                                                                 13.8                               13.1
Energy                                                                       7.8                                  7
Communication services                                                         7                                  6
Capital goods                                                                6.4                                8.9
Basic materials                                                              3.8                                2.6
Utilities                                                                    2.1                                  4
Transportation                                                                 1                                0.7

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

SCUDDER GROWTH AND INCOME FUND'S 10 LARGEST HOLDINGS*
Representing 25.0 percent of the fund's total portfolio on March 31, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              Manufactures and markets a wide        3.0%
                                          variety of products for the
                                          generation, transmission,
                                          distribution, control and
                                          utilization of electricity.
--------------------------------------------------------------------------------------
2.          CITIGROUP                     Diversified holding company whose      3.0%
                                          businesses provide a range of
                                          financial services, including
                                          banking, insurance and investment
                                          services, to consumer and
                                          corporate customers around the
                                          world.
--------------------------------------------------------------------------------------
3.          EXXON MOBIL                   Engaged in the exploration,            2.8%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
4.          WAL-MART                      Large, global retailer, with           2.7%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Marts, Wal-Mart
                                          Supercenters and Sam's Clubs. It
                                          also sells branded merchandise
                                          under the Popular Mechanics,
                                          Better Homes & Gardens and Sam's
                                          American Choice labels.
--------------------------------------------------------------------------------------
5.          MICROSOFT                     Develops, markets and supports a       2.6%
                                          variety of software, operating
                                          systems, and language and
                                          application programs.
--------------------------------------------------------------------------------------
6.          AMERICAN HOME PRODUCTS        Manufactures and markets health        2.5%
                                          care products, including
                                          pharmaceuticals, consumer health
                                          care products and medical
                                          supplies.
--------------------------------------------------------------------------------------
7.          WASHINGTON MUTUAL             A diversified financial services       2.2%
                                          group operating in mortgage
                                          banking, consumer banking,
                                          commercial banking and consumer
                                          finance for consumers and small
                                          and midsize businesses.
--------------------------------------------------------------------------------------
8.          BAXTER INTERNATIONAL          Develops, manufactures and             2.2%
                                          distributes a diversified line of
                                          products, systems and services
                                          primarily used in the health care
                                          field.
--------------------------------------------------------------------------------------
9.          AMERICAN INTERNATIONAL GROUP  AIG is a holding company engaged       2.1%
            (AIG)                         in insurance and insurance-related
                                          activities in the U.S. and abroad.
                                          AIG's primary activities are
                                          general and life insurance
                                          operations.
--------------------------------------------------------------------------------------
10.         BANK OF AMERICA               Holding company with subsidiaries      1.9%
                                          engaged in full-service retail and
                                          corporate banking, corporate
                                          finance, capital markets,
                                          investment advisory and trust, and
                                          other financial service
                                          activities.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER GROWTH AND INCOME FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

                                                                                         PRINCIPAL
    REPURCHASE AGREEMENTS--1.2%                                                            AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                          State Street Bank and Trust Co., 5.23%, to
                                            be repurchased at $104,865,684 on
                                            4/2/2001** (Cost $104,820,000)             $  104,820,000   $  104,820,000
                                          --------------------------------------------------------------------------------

    COMMON STOCKS--98.8%                                                                   SHARES
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--5.7%
      DEPARTMENT & CHAIN STORES
                                          Home Depot, Inc.                                  3,385,600      145,919,360
                                          May Department Stores Co.                         2,972,600      105,467,848
                                          Wal-Mart Stores, Inc.                             4,566,500      230,608,250
                                          --------------------------------------------------------------------------------
                                                                                                           481,995,458
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--6.5%
      ALCOHOL & TOBACCO--1.5%
                                          Anheuser-Busch Companies, Inc.                    2,685,500      123,345,015
                                          --------------------------------------------------------------------------------

      FOOD & BEVERAGE--2.8%
                                          PepsiCo, Inc.                                     2,420,600      106,385,370
                                          Unilever NV (New York shares)                     2,455,300      129,246,992
                                          --------------------------------------------------------------------------------
                                                                                                           235,632,362

      PACKAGE GOODS/COSMETICS--2.2%
                                          Avon Products, Inc.                               2,111,200       84,426,888
                                          Procter & Gamble Co.                              1,635,500      102,382,300
                                          --------------------------------------------------------------------------------
                                                                                                           186,809,188
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--14.1%
      BIOTECHNOLOGY--1.1%
                                          Genzyme Corporation (General Division)*           1,050,300       94,873,599
                                          --------------------------------------------------------------------------------

      MEDICAL SUPPLY & SPECIALTY--2.7%
                                          Baxter International, Inc.                        1,920,500      180,795,870
                                          Biomet, Inc.*                                     1,077,500       42,443,398
                                          --------------------------------------------------------------------------------
                                                                                                           223,239,268

      PHARMACEUTICALS--10.3%
                                          American Home Products Corp.                      3,580,600      210,360,250
                                          Bristol-Myers Squibb Co.                          2,155,500      128,036,700
                                          Eli Lilly & Co.                                   1,924,800      147,555,168
                                          Johnson & Johnson, Inc.                           1,162,300      101,666,381
                                          Merck & Co., Inc.                                 1,849,700      140,392,230
                                          Pfizer, Inc.                                      3,373,600      138,148,920
                                          --------------------------------------------------------------------------------
                                                                                                           866,159,649
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--8.1%
      CELLULAR TELEPHONE--1.0%
                                          Nokia Oyj (ADR)                                   3,459,000       83,016,000
                                          --------------------------------------------------------------------------------

      TELEPHONE/ COMMUNICATIONS--7.1%
                                          AT&T Wireless Group*                              4,236,300       81,252,234
                                          BellSouth Corp.                                   3,366,200      137,744,904
                                          SBC Communications, Inc.                          2,726,329      121,676,063
                                          Sprint Corp.                                      4,912,300      108,021,477
                                          Verizon Communications, Inc.                      3,027,204      149,241,157
                                          --------------------------------------------------------------------------------
                                                                                                           597,935,835
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--18.9%
      BANKS--10.0%
                                          Bank One Corp.                                    3,291,000      119,068,380
                                          Bank of America Corp.                             2,896,900      158,605,275
                                          Citigroup, Inc.                                   5,632,333      253,342,338
                                          FleetBoston Financial Corp.                       3,031,400      114,435,350
                                          Mellon Financial Corp.                            3,200,700      129,692,364
                                          Wachovia Corp.                                    1,119,800       67,467,950
                                          --------------------------------------------------------------------------------
                                                                                                           842,611,657



 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

      INSURANCE--4.4%
                                          Allstate Corp.                                    2,699,400   $  113,212,836
                                          American International Group, Inc.                2,165,900      174,354,950
                                          Marsh & McLennan Companies, Inc.                    860,500       81,773,315
                                          --------------------------------------------------------------------------------
                                                                                                           369,341,101

      CONSUMER FINANCE--0.8%
                                          American Express Co.                              1,647,900       68,058,270
                                          --------------------------------------------------------------------------------

      OTHER FINANCIAL COMPANIES--3.7%
                                          Federal National Mortgage Association             1,578,900      125,680,440
                                          Washington Mutual, Inc.                           3,322,400      181,901,400
                                          --------------------------------------------------------------------------------
                                                                                                           307,581,840
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.4%
      ADVERTISING--1.2%
                                          Interpublic Group of Companies, Inc.              2,954,300      101,480,205
                                          --------------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--1.4%
                                          Walt Disney Co.                                   3,964,700      113,390,420
                                          --------------------------------------------------------------------------------

      CABLE TELEVISION--1.8%
                                          Comcast Corp. "A"*                                3,593,100      150,685,631
                                          --------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.9%
      ENVIRONMENTAL SERVICES--1.2%
                                          Waste Management, Inc                             4,241,200      104,757,640
                                          --------------------------------------------------------------------------------

      INVESTMENT--2.3%
                                          Lehman Brothers Holdings, Inc.                    1,157,100       72,550,170
                                          Morgan Stanley Dean Witter & Co.                  2,303,400      123,231,900
                                          --------------------------------------------------------------------------------
                                                                                                           195,782,070
                                          --------------------------------------------------------------------------------

      PRINTING/PUBLISHING--1.4%
                                          McGraw-Hill, Inc.                                 1,915,000      114,229,750
                                          --------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--6.4%
      AEROSPACE--1.1%
                                          Boeing Co.                                        1,727,800       96,255,738
                                          --------------------------------------------------------------------------------

      AUTOMOBILES--1.6%
                                          Ford Motor Co.                                    4,729,486      132,993,146
                                          --------------------------------------------------------------------------------

      CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.9%
                                          Deere & Co.                                       2,071,700       75,285,578
                                          --------------------------------------------------------------------------------

      TELECOMMUNICATIONS EQUIPMENT--2.8%
                                          Cisco Systems, Inc.*                              6,875,900      108,725,169
                                          Corning, Inc.                                     3,011,250       62,302,763
                                          Scientific-Atlanta, Inc.                          1,576,200       65,554,158
                                          --------------------------------------------------------------------------------
                                                                                                           236,582,090
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.6%
      CHEMICALS--1.2%
                                          Dow Chemical Co.                                  3,080,000       97,235,600
                                          --------------------------------------------------------------------------------

      CONTAINERS & PAPER--1.4%
                                          International Paper Co.                           3,358,400      121,171,072
                                          --------------------------------------------------------------------------------

      DIVERSIFIED MANUFACTURING--3.0%
                                          General Electric Co.                              6,067,700      253,993,922
                                          --------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--12.6%
      COMPUTER SOFTWARE--5.3%
                                          Adobe Systems, Inc.                               2,060,100       72,041,697
                                          Intuit, Inc.*                                       641,400       17,798,850
                                          Microsoft Corp.*                                  4,043,000      221,101,563
                                          Oracle Corp.*                                     4,389,200       65,750,216
                                          PeopleSoft, Inc.*                                 3,027,000       70,945,313
                                          --------------------------------------------------------------------------------
                                                                                                           447,637,639

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

      ELECTRONIC DATA PROCESSING--2.8%
                                          Compaq Computer Corp.                             5,368,100   $   97,699,420
                                          Hewlett-Packard Co.                               2,796,100       87,434,047
                                          International Business Machines Corp.               507,600       48,820,968
                                          --------------------------------------------------------------------------------
                                                                                                           233,954,435

      SEMICONDUCTORS--4.5%
                                          Applied Materials, Inc.*                          3,102,000      134,937,000
                                          Atmel Corp.*                                      5,297,300       51,979,756
                                          Intel Corp.                                       5,180,950      136,323,747
                                          Texas Instruments, Inc.                           1,878,000       58,180,440
                                          --------------------------------------------------------------------------------
                                                                                                           381,420,943
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--7.6%
      OIL & GAS PRODUCTION--1.3%
                                          Burlington Resources, Inc                         2,352,400      105,269,900
                                          --------------------------------------------------------------------------------

      OIL COMPANIES--6.3%
                                          Chevron Corp.                                     1,295,700      113,762,460
                                          Exxon Mobil Corp.                                 2,953,020      239,194,620
                                          Royal Dutch Petroleum Co. (New York
                                            shares)*                                        1,885,100      104,509,944
                                          Total Fina ELF SA "B"*                              572,334       77,201,066
                                          --------------------------------------------------------------------------------
                                                                                                           534,668,090
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.0%
      STEEL & METALS
                                          Alcoa, Inc.                                       2,392,100       85,995,995
                                          --------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.0%
      RAILROADS
                                          Union Pacific Corp.                               1,430,000       80,437,500
                                          --------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UTILITIES--2.0%
      ELECTRIC UTILITIES
                                          Exelon Corp.                                      1,669,737      109,534,747
                                          FPL Group, Inc.                                   1,012,600       62,072,380
                                          --------------------------------------------------------------------------------
                                                                                                           171,607,127
                                          --------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $7,749,401,708)                                          8,315,433,733
                                          --------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (Cost $7,854,221,708)(a)                                      $8,420,253,733
                                          --------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $7,863,321,980. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $556,931,753. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,276,678,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $719,746,709.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of March 31, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value (cost $7,854,221,708)       $8,420,253,733
------------------------------------------------------------------------------
Cash                                                                       200
------------------------------------------------------------------------------
Receivable for investments sold                                     25,540,643
------------------------------------------------------------------------------
Dividends receivable                                                 6,868,462
------------------------------------------------------------------------------
Interest receivable                                                     30,456
------------------------------------------------------------------------------
Receivable for Fund shares sold                                     20,648,482
------------------------------------------------------------------------------
Foreign taxes recoverable                                            1,164,388
------------------------------------------------------------------------------
TOTAL ASSETS                                                     8,474,506,364
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                    9,055,705
------------------------------------------------------------------------------
Dividends payable                                                    1,353,259
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    35,679,973
------------------------------------------------------------------------------
Accrued management fee                                               3,229,311
------------------------------------------------------------------------------
Other accrued expenses and payables                                  2,164,307
------------------------------------------------------------------------------
Total liabilities                                                   51,482,555
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $8,423,023,809
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $      310,050
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      566,032,025
------------------------------------------------------------------------------
  Foreign currency related transactions                               (115,527)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               394,692,787
------------------------------------------------------------------------------
Paid-in capital                                                  7,462,104,474
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $8,423,023,809
------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
CLASS AARP
  Net Asset Value, offering and redemption price per share
  ($4,124,066,677 / 192,930,225 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $21.38
------------------------------------------------------------------------------
CLASS S
  Net Asset Value, offering and redemption price per share
  ($4,288,969,974 / 200,669,764 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $21.37
------------------------------------------------------------------------------
CLASS A (FORMERLY CLASS R SHARES)
  Net Asset Value and redemption price per share ($9,624,170
  / 452,503 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $21.27
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $21.27)                $22.57
------------------------------------------------------------------------------
CLASS B
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($133,566 /
  6,280 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                         $21.27
------------------------------------------------------------------------------
CLASS C
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($229,422 /
  10,787 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                         $21.27
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $799,276)           $    72,300,346
-------------------------------------------------------------------------------
Interest                                                              4,260,995
-------------------------------------------------------------------------------
Total income                                                         76,561,341
-------------------------------------------------------------------------------
Expenses:
Management fee                                                       22,422,900
-------------------------------------------------------------------------------
Administrative fee                                                   14,948,591
-------------------------------------------------------------------------------
Administrative services fees                                             11,283
-------------------------------------------------------------------------------
Distribution services fees                                                  317
-------------------------------------------------------------------------------
Trustees' fees and expenses                                             107,182
-------------------------------------------------------------------------------
Other                                                                   316,546
-------------------------------------------------------------------------------
Total expenses                                                       37,806,819
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         38,754,522
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                         487,932,465
-------------------------------------------------------------------------------
Foreign currency related transactions                                   327,845
-------------------------------------------------------------------------------
                                                                    488,260,310
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (2,137,515,679)
-------------------------------------------------------------------------------
Foreign currency related transactions                                    18,196
-------------------------------------------------------------------------------
                                                                 (2,137,497,483)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,649,237,173)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(1,610,482,651)
-------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS         NINE MONTHS
                                                                   ENDED              ENDED
                                                                 MARCH 31,        SEPTEMBER 30,       YEAR ENDED
                                                                   2001               2000           DECEMBER 31,
                                                                (UNAUDITED)         (NOTE A)             1999
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                  $    38,754,522    $    31,129,441    $   127,835,510
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               488,260,310        526,852,291        204,568,011
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                 (2,137,497,483)      (443,434,428)        80,707,122
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     (1,610,482,651)       114,547,304        413,110,643
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
Class AARP                                                        (18,892,073)        (6,540,406)                --
-------------------------------------------------------------------------------------------------------------------
Class S                                                           (21,547,309)       (24,110,895)      (134,071,528)
-------------------------------------------------------------------------------------------------------------------
Class A (formerly Class R Shares)                                     (24,747)            (5,565)          (131,770)
-------------------------------------------------------------------------------------------------------------------
Class B                                                                   (93)                --                 --
-------------------------------------------------------------------------------------------------------------------
Class C                                                                  (162)                --                 --
-------------------------------------------------------------------------------------------------------------------
Net realized gains:
Class AARP                                                       (298,428,127)                --                 --
-------------------------------------------------------------------------------------------------------------------
Class S                                                          (316,124,883)       (46,198,585)      (177,492,521)
-------------------------------------------------------------------------------------------------------------------
Class A (formerly Class R Shares)                                    (509,920)           (52,957)           (31,861)
-------------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         460,060,684        625,361,381      1,519,001,419
-------------------------------------------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization                             --      5,468,339,280                 --
-------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                     595,060,812         71,677,113        294,028,961
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (1,560,237,038)    (1,779,851,996)    (2,725,680,063)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (505,115,542)     4,385,525,778       (912,649,683)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                              (2,771,125,507)     4,423,164,674       (811,266,720)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                              11,194,149,316      6,770,984,642      7,582,251,362
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $310,050 and $2,019,912 at March 31,
2001 and September 30, 2000, respectively)                    $ 8,423,023,809    $11,194,149,316    $ 6,770,984,642
-------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       CLASS A (A)
                                           --------------------------------
                                           2001(B)      2000(C)     1999(D)
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period       $26.86       $26.65      $28.16
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (e)              .06         (.03)        .09
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                  (4.04)         .46        (.76)
-----------------------------------------------------------------------------
Total from investment operations            (3.98)         .43        (.67)
-----------------------------------------------------------------------------
Less distributions from:
Net investment income                        (.05)        (.02)       (.22)
-----------------------------------------------------------------------------
Net realized gains on investment
transactions                                (1.56)        (.20)       (.62)
-----------------------------------------------------------------------------
Total distributions                         (1.61)        (.22)       (.84)
-----------------------------------------------------------------------------
Net asset value, end of period             $21.27       $26.86      $26.65
-----------------------------------------------------------------------------
TOTAL RETURN (%)                           (15.48)(F)**   1.62**     (2.31)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period ($ thousands)     9,624        7,519       6,013
-----------------------------------------------------------------------------
Ratio of expenses (%)                        1.01*        1.62(g)*    1.34*
-----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     .51*        (.12)*       .98*
-----------------------------------------------------------------------------
Portfolio turnover rate (%)                    68*          55*         70
-----------------------------------------------------------------------------

(a) On December 29, 2000, Class R Shares were redesignated as Class A.

(b) For the six months ended March 31, 2001 (Unaudited).

(c) For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.

(d) For the period from August 2, 1999 (commencement of sales of Class R Shares) to December 31, 1999.

(e) Based on monthly average shares outstanding during the period.

(f) Total return does not reflect the effect of sales charges.

(g) The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was 1.60%.

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                   CLASS B
                                                                -------------
                                                                2001(A)
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period                            $24.04
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                  (.06)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (2.69)
-----------------------------------------------------------------------------
Total from investment operations                                 (2.75)
-----------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.02)
-----------------------------------------------------------------------------
Net asset value, end of period                                  $21.27
-----------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                             (11.46)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period ($ thousands)                            134
-----------------------------------------------------------------------------
Ratio of expenses (%)                                             1.83*
-----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.62)*
-----------------------------------------------------------------------------
Portfolio turnover rate (%)                                         68*
-----------------------------------------------------------------------------

(a) For the period from December 29, 2000 (commencement of sales of Class B shares) to March 31, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charges.

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                   CLASS C
                                                                -------------
                                                                2001(A)
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period                            $24.04
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                  (.02)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                     (2.73)
-----------------------------------------------------------------------------
Total from investment operations                                 (2.75)
-----------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.02)
-----------------------------------------------------------------------------
Net asset value, end of period                                  $21.27
-----------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                            (11.46)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period ($ thousands)                            229
-----------------------------------------------------------------------------
Ratio of expenses (%)                                             1.80*
-----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.26)*
-----------------------------------------------------------------------------
Portfolio turnover rate (%)                                         68*
-----------------------------------------------------------------------------

(a) For the period from December 29, 2000 (commencement of sales of Class C shares) to March 31, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charges.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Growth and Income Fund (the "Fund") is a
                             diversified series of Investment Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On
                             February 7, 2000, the Fund changed its fiscal year end for financial reporting and federal income tax purposes from December 31 to September 30.

                             The Fund offers multiple classes of shares. On December 29, 2000 the Fund commenced offering additional shares: Class B and Class C. In addition, on December 29, 2000, Class R Shares were redesignated as Class A. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services, administrative services fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid

NOTES TO FINANCIAL STATEMENTS

                             and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or subcustodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the six months ended March 31, 2001,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $3,180,173,528 and $4,126,784,767, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Management Agreement") with Zurich Scudder Investments Inc., ("ZSI" or the
                             "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first
                             $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly.

                             Accordingly, for the six months ended March 31, 2001, the fees pursuant to the Management Agreement amounted to $22,422,900, which was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

                             ADMINISTRATIVE FEE. Under the Administrative
                             Agreement ("Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S and Class A, for the period October 1, 2000 through March 31, 2001, was equal to an annualized effective rate of 0.300%, 0.300% and 0.300%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class B and Class C, for the period December 29, 2000 through March 31, 2001, was equal to an annualized effective rate of 0.375% and 0.350%, respectively, of the average daily net assets, computed and accrued daily and payable monthly.

                             Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corp., also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other

NOTES TO FINANCIAL STATEMENTS

                             service providers, not affiliated with ZSI, provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended March 31, 2001, the Administrative Fee was as follows:

                                                                                          TOTAL        UNPAID AT
                                                    ADMINISTRATIVE FEES                AGGREGATED    MARCH 31, 2001
                                       ----------------------------------------------------------------------------
                                       Class AARP                                      $ 7,222,340     $  993,377
                                       Class S                                           7,712,874      1,049,461
                                       Class A                                              13,226          4,497
                                       Class B                                                  41             32
                                       Class C                                                 110             61
                                                                                       -----------     ----------
                                                                                       $14,948,591     $2,047,428
                                                                                       ===========     ==========

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, formerly Kemper Distributors, Inc., receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through March 31, 2001, the Distribution Services Fees are as follows:

                                                                                          TOTAL        UNPAID AT
                                                 DISTRIBUTION SERVICES FEES             AGGREGATED   MARCH 31, 2001
                                       ----------------------------------------------------------------------------
                                       Class B                                             $ 82           $ 59
                                       Class C                                              235            102
                                                                                           ----           ----
                                                                                           $317           $161
                                                                                           ====           ====

                             ADMINISTRATIVE SERVICES FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended March 31, 2001, the Administrative Services Fees were as follows:

                                                                                          TOTAL        UNPAID AT
                                                ADMINISTRATIVE SERVICES FEES            AGGREGATED   MARCH 31, 2001
                                       ----------------------------------------------------------------------------
                                       Class A                                           $11,178         $5,780
                                       Class B                                                27             25
                                       Class C                                                78             66
                                                                                         -------         ------
                                                                                         $11,283         $5,871
                                                                                         =======         ======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2001 aggregated $1,868, of which none was paid to other firms.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C

NOTES TO FINANCIAL STATEMENTS

                             share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to March 31, 2001, there were no CDSC for Class B and Class C.

                             TRUSTEES' FEES AND EXPENSES. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, Trustees' fees and expenses for the Fund aggregated $107,182.

                             OTHER RELATED PARTIES. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several other affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    SHARE TRANSACTIONS      The following tables summarize shares of beneficial
                             interest and dollar activity in the Fund:

                                                                    SIX MONTHS ENDED                   NINE MONTHS ENDED
                                                                     MARCH 31, 2001                   SEPTEMBER 30, 2000
                                                              -----------------------------      -----------------------------
                                                                SHARES          DOLLARS            SHARES          DOLLARS
                                       SHARES SOLD
                                       ---------------------------------------------------------------------------------------
                                        Class AARP              2,747,888   $    66,904,879        1,144,852   $    31,161,017*
                                       ---------------------------------------------------------------------------------------
                                        Class S                15,788,075       379,295,696       22,174,110       589,203,485
                                       ---------------------------------------------------------------------------------------
                                        Class A**                 558,518        13,473,837          189,097         4,996,879
                                       ---------------------------------------------------------------------------------------
                                        Class B***                  6,293           140,349               --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C***                 10,819           245,923               --                --
                                       ---------------------------------------------------------------------------------------
                                                                            $   460,060,684                    $   625,361,381
                                       ---------------------------------------------------------------------------------------
                                       SHARES ISSUED IN TAX-FREE REORGANIZATION
                                       ---------------------------------------------------------------------------------------
                                        Class AARP                     --   $            --      201,860,288   $ 5,468,339,280*
                                       ---------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ---------------------------------------------------------------------------------------
                                        Class AARP             11,927,462   $   288,002,110          217,979   $     5,841,818*
                                       ---------------------------------------------------------------------------------------
                                        Class S                12,693,110       306,528,055        2,441,256        65,776,773
                                       ---------------------------------------------------------------------------------------
                                        Class A**                  22,101           530,418            2,184            58,522
                                       ---------------------------------------------------------------------------------------
                                        Class B***                      3                68               --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C***                      8               161               --                --
                                       ---------------------------------------------------------------------------------------
                                                                            $   595,060,812                    $    71,677,113
                                       ---------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ---------------------------------------------------------------------------------------
                                        Class AARP            (19,937,017)  $  (481,511,509)      (5,031,227)  $  (137,484,977)*
                                       ---------------------------------------------------------------------------------------
                                        Class S               (43,747,625)   (1,068,910,223)     (62,123,404)   (1,638,731,382)
                                       ---------------------------------------------------------------------------------------
                                        Class A**                (408,005)       (9,813,933)        (137,038)       (3,635,637)
                                       ---------------------------------------------------------------------------------------
                                        Class B***                    (16)             (457)              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C***                    (40)             (916)              --                --
                                       ---------------------------------------------------------------------------------------
                                                                            $(1,560,237,038)                   $(1,779,851,996)
                                       ---------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ---------------------------------------------------------------------------------------
                                        Class AARP             (5,261,667)  $  (126,604,520)     198,191,892   $ 5,367,857,138*
                                       ---------------------------------------------------------------------------------------
                                        Class S               (15,266,440)     (383,086,472)     (37,508,038)     (983,751,124)
                                       ---------------------------------------------------------------------------------------
                                        Class A**                 172,614         4,190,322           54,243         1,419,764
                                       ---------------------------------------------------------------------------------------
                                        Class B***                  6,280           139,960               --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C***                 10,787           245,168               --                --
                                       ---------------------------------------------------------------------------------------
                                                                            $  (505,115,542)                   $ 4,385,525,778
                                       ---------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                             YEAR ENDED
                                                                                         DECEMBER 31, 1999
                                                                                 ----------------------------------
                                                                                    SHARES              DOLLARS
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------
                                        Class S                                    55,610,771       $ 1,512,658,263
                                       ----------------------------------------------------------------------------
                                        Class A****                                   236,864             6,343,156
                                       ----------------------------------------------------------------------------
                                                                                                    $ 1,519,001,419
                                       ----------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------
                                        Class S                                    11,116,741       $   293,871,537
                                       ----------------------------------------------------------------------------
                                        Class A****                                     6,011               157,424
                                       ----------------------------------------------------------------------------
                                                                                                    $   294,028,961
                                       ----------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------
                                        Class S                                  (101,429,027)      $(2,725,221,775)
                                       ----------------------------------------------------------------------------
                                        Class A****                                   (17,229)             (458,288)
                                       ----------------------------------------------------------------------------
                                                                                                    $(2,725,680,063)
                                       ----------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------
                                        Class S                                   (34,701,515)      $  (918,691,975)
                                       ----------------------------------------------------------------------------
                                        Class A****                                   225,646             6,042,292
                                       ----------------------------------------------------------------------------
                                                                                                    $  (912,649,683)
                                       ----------------------------------------------------------------------------

                                * For the period from August 14, 2000
                                  (commencement of sales of Class AARP shares) to September 30, 2000.

                               ** On December 29, 2000, Class R Shares were
                                  redesignated as Class A.

                              *** For the period from December 29, 2000
                                  (commencement of sales of Class B and Class C) to March 31, 2001.

                             **** For the period from August 2, 1999
                                  (commencement of sales of Class A shares) to December 31, 1999.

--------------------------------------------------------------------------------

6    ACQUISITION OF ASSETS   On August 11, 2000, the Fund acquired all the net
                             assets of AARP Growth and Income Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 201,860,288 Class AARP shares of the Fund for 113,796,879 shares of AARP
                             Growth and Income Fund outstanding on August 11,
                             2000. AARP Growth and Income Fund's net assets at that date ($5,468,339,280), including
                             $1,426,425,614 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $5,959,664,313. The combined net assets of the Fund immediately following the acquisition were $11,428,003,593.

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS
HENRY P. BECTON JR.               THOMAS V. BRUNS                   JOHN R. HEBBLE
Trustee                           Vice President                    Treasurer

LINDA C. COUGHLIN                 WILLIAM F. GADSDEN                BRENDA LYONS
Chairperson, Trustee              Vice President                    Assistant Treasurer
and President
                                  WILLIAM F. GLAVIN                 CAROLINE PEARSON
DAWN-MARIE DRISCOLL               Vice President                    Assistant Secretary
Trustee
                                  JAMES E. MASUR
EDGAR R. FIEDLER                  Vice President
Trustee
                                  KATHLEEN T. MILLARD
KEITH FOX                         Vice President
Trustee
                                  HOWARD SCHNEIDER
JOAN E. SPERO                     Vice President
Trustee
                                  ROBERT TYMOCZKO
JEAN GLEASON STROMBERG            Vice President
Trustee
                                  JOHN MILLETTE
JEAN C. TEMPEL                    Vice President and Secretary
Trustee
                                  KATHRYN L. QUIRK
STEVEN ZELEZNICK                  Vice President and
Trustee                           Assistant Secretary

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER SERVICE AND               SCUDDER INVESTMENTS SERVICE COMPANY
TRANSFER AGENT                        P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com

[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Growth And Income Fund prospectus.
SGIF - 3(5/25/01) 12457